SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 26, 1996

                           Date of Report: May 6, 1996


                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.

           (Exact name of registrants as specified in their charters)


                                    Delaware

         (State or other jurisdictions of incorporation or organization)


     33-53379                                         43-1698481
     33-53379 - 01                                    43-1677595

(Commission File Numbers)                 (I.R.S. Employer Identification Nos.)


                   One Liberty Plaza, Liberty, Missouri 64068

          (Address of principal executive offices, including zip code)


                                 (816) 792-1600

              (Registrants' telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On April 30, 1996, Ferrellgas, Inc. ("Ferrellgas"), the General Partner of Ferrellgas Partners, L.P. (the "Partnership") and Ferrellgas, L.P. (the "Operating Partnership"), consummated its previously announced purchase of all of the stock of Skelgas Propane, Inc. ("Skelgas"), a subsidiary of Superior Propane, Inc. of Toronto, Canada for a cash purchase price of $89.7 million. Skelgas is the seventh-largest propane supplier in the nation, based on gallons sold, with 92 retail propane outlets across the United States with sales of approximately 97 million gallons a year to residential, industrial/commercial and agricultural customers. Ferrellgas borrowed the funds for such purchase from Bank of America National Trust & Savings Association ("BofA" and the "BofA Acquisition Loan").

                  As of May 1, 1996, Ferrellgas (i) caused Skelgas and each of its subsidiaries to be merged into Ferrellgas and (ii) transferred all of the assets of Skelgas and its subsidiaries to the Operating Partnership. In exchange, the Operating Partnership assumed substantially all of the liabilities, whether known or unknown, associated with Skelgas and its subsidiaries and their propane business (excluding income tax liabilities). In consideration of the retention by Ferrellgas of the Skelgas income tax liabilities, the Partnership issued 41,203 Common Units to Ferrellgas. The liabilities assumed by the Operating Partnership included the obligations of Ferrellgas under the BofA Acquisition Loan. Immediately following the transfer of assets and related transactions described above, the Operating Partnership repaid the BofA Acquisition Loan with cash and borrowings under the Operating Partnership's existing acquisition bank credit line.

ITEM 5.  OTHER EVENTS

                  On April 26, 1996 the Partnership announced that it issued $160 million of fixed rate 9 3/8% Senior Secured Notes (the "Notes") due 2006 in a private placement to qualified institutional investors under Rule 144A. Net proceeds of the offering were contributed by the Partnership to the Operating Partnership, and were used primarily to repay outstanding indebtedness under the Operating Partnership's acquisition bank credit lines and to repay the BofA Acquisition Loan assumed in the transfer of Skelgas and its subsidiaries to the Operating Partnership as described in Item 2.

                  In connection with the issuance of the Notes, the issuers of the Notes entered into a Registration Rights Agreement pursuant to which the Partnership is obligated to file a registration statement with the Securities and Exchange Commission with respect to the exchange of the Notes for a series of registered notes with terms substantially identical to the terms of the Notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  The consolidated financial statements of Skelgas Propane, Inc. as of December 31, 1995 and 1994 and for the fiscal year ended December 31, 1995 (audited), together with the report of Deloitte & Touche with respect thereto, are filed as Exhibit 99.3 to this Current Report.
                  It is impracticable to provide the historical financial statements for the interim periods required by this Item within the time this Current Report on Form 8-K is required to be filed. Such historical financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report on Form 8-K is required to be filed.


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         (b)      Pro forma financial information.

                  It is impracticable to provide the pro forma financial statements required by this Item within the time this Current Report on Form 8-K is required to be filed. Such pro forma financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report on Form 8-K is required to be filed.


         (c)      Exhibits.

                  The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.




                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FERRELLGAS, L.P.

                                 By: FERRELLGAS, INC. (General Partner)

                                 By: /s/ Danley K. Sheldon
                                     -----------------------------------
                                     Danley K. Sheldon
                                     Senior Vice President and Chief
                                     Financial Officer
                                     (Principal Financial and
                                     Accounting Officer)



Date:  May 6, 1996

                                  FERRELLGAS FINANCE CORP.


                                  By: /s/ Danley K. Sheldon
                                      ------------------------------------
                                      Danley K. Sheldon
                                      Senior Vice President and Chief
                                      Financial Officer
                                      (Principal Financial and
                                      Accounting Officer)



Date:  May 6, 1996

                                  EXHIBIT INDEX


       Exhibit No.                             Description of Exhibit

            2 Agreement for Purchase and Sale of Stock, dated March 23, 1996 between Superior Propane, Inc. and Ferrellgas, Inc.

            3 First Amendment to Agreement of Limited Partnership of Ferrellgas, L.P. dated as of April 23, 1996

           4.1 Indenture dated as of April 26, 1996 among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P., as guarantor, and American Bank National Association, as trustee, relating to $160,000,000 9 3/8% Senior Secured Notes due 2006.

           4.2 Registration Rights Agreement dated as of April, 26, 1996 among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P., Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co.

           10.1 Purchase Agreement dated as of April 23, 1996 between Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, Inc., Ferrellgas, L.P., Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co.

           10.2 Pledge and Security Agreement dated as of April 26, 1996 among Ferrellgas Partners, L.P.,
                            Ferrellgas,   Inc.,  and American Bank National
                            Association, as collateral agent.

           99.1 Text of press release issued by Ferrellgas Partners, L.P. on May 1, 1996

           99.2 Text of press release issued by Ferrellgas Partners, L.P. on April 26, 1996

           99.3 Consolidated financial statements of Skelgas Propane, Inc. as of December 31, 1995 and 1994 and for the fiscal year ended December 31, 1995 (audited), together with the report of Deloitte & Touche with respect thereto.